UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
October 25, 2007
(Date of Report (Date of Earliest Event Reported))
United Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-16640	38-2606280

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)
205 E. Chicago Boulevard, Tecumseh, MI 49286

(Address of principal executive offices)
(517) 423-8373

(Registrant’s telephone number including area code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

On October 25, 2007, registrant announced results of operations for the quarter and year to date periods ended September 30, 2007, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits
99.1 Press Release dated October 25, 2007
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancorp, Inc. (Registrant) By:

Date: October 25, 2007	/S/ Dale L. Chadderdon Dale L. Chadderdon Executive Vice President and Chief Financial Officer

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